SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2013
Date of Report
(Date of Earliest Event Reported)

SAGETREE ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54721	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6619 N Scottsdale Rd.
Scottsdale, AZ 85250
(Address of Principal Executive Offices)

Phone: 480-296-2041
(Registrant's Telephone Number)

Item 8.01 Name Change

On January 7, 2013, the Company changed its name to BioMotion Medical. The Company hereby changes the Company name back to Sagetree Acquisition Corp. The Company will not be moving forward with any plans previously contemplated by the name change.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

SAGETREE ACQUISITION CORPORATION

Date: March 6, 2013	By:	/s/ Thomas W. Larkin
Thomas W. Larkin
Chief Executive Officer

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